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                                                                    EXHIBIT 10.6

                                  June 9, 2004

Commemorative Brands, Inc.
7211 Circle S Rd.
Austin, Texas 78745
Attention: Leah Bush

      Re: Addition of Approved Inventory Locations

Dear Ladies and Gentlemen:

      Please refer to the First Amended and Restated Letter Agreement for Fee Consignment and Purchase of Gold dated as of March 25, 2004 between Commemorative Brands, Inc. (the "Company") and The Bank of Nova Scotia ("Scotiabank"). Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Consignment Agreement.

      The Company and Scotiabank agree that Exhibit A to the Consignment Agreement is replaced with Exhibit A hereto.

      Please acknowledge your agreement with the foregoing by signing a counterpart of this letter and returning it to us.

                                             Very truly yours,

                                             THE BANK OF NOVA SCOTIA

                                             By: _______________________
                                             Its: Authorized Officer

                                             By: _______________________
                                             Its: Authorized Officer

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ACKNOWLEDGED AND AGREED:

COMMEMORATIVE BRANDS, INC.

By: ____________________________________
Its: ___________________________________

AMERICAN ACHIEVEMENT CORPORATION
EDUCATIONAL COMMUNICATIONS, INC.
TAYLOR SENIOR HOLDING CORP.
TP HOLDING CORP.
TAYLOR PUBLISHING COMPANY
TAYLOR PUBLISHING MANUFACTURING, L.P.
TAYLOR MANUFACTURING HOLDINGS, LLC
CBI NORTH AMERICA, INC.

By:____________________________________
Its:____________________________________

AAC HOLDING CORP.
AAC ACQUISITION CORP.

By: ____________________________________
Its: ____________________________________

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                                    EXHIBIT A

                     Plants and Approved Inventory Locations

                                     Plants

Owned Property:

1.    7211 Circle S Road, Austin, TX 78745

Leased Property:

2.    7101 Intermodal Drive, Louisville, KY

3.    6406 Burleson Road, Suite 120, Austin, TX

4.    4605 Osborne, El Paso, TX

                          Approved Inventory Locations

5. Richards and West, Inc.,1255 University Avenue, Rochester, NY 14607-1643; Contract Manufacturer

6.    Stern Leach, Inc., 49 Pearl Street, Attleboro, MA 02703; Refiner

7.    Pease and Curren, Inc., 75 Pennsylvania Avenue, Worwick, RI 02888; Refiner

8.    Heraeus, PMM, Inc. 65 Euclid Avenue, Newark, NJ 07105; Refiner

9. Metalor USA Refining Corporation, 225 John Dietsch Boulevard, North Attleboro, MA 02761-0255; Refiner

10.   OK Casting, 3520 Charleston Road, Norman, OK 73069; Contract Manufacturer

11. Aurafin Corporation, 770 International Parkway, Sunrise, FL 33325; Contract Manufacturer

12. Dunhams Jewelry Mfg., 7365 Remeon, Suite 8204, El Paso, TX 79912; Contract Manufacturer

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13.   MeTech International, Inc., 120 Mapleville Main Street, Mapleville, RI
      02839; Refiner

14.   AMC Company, 2412 Greenlawn Parkway, Austin, TX 78757; Refiner

15. Angelo, Inc., 8255 Firestone Blvd., Suite 500, Downey, CA 90241; Contract Manufacturer

16. Empressa Plat-Mex, S.A., Rosas Morena #68, Col. San Rafael, C.P. 06470, Mexico D.F. Mexico; Contract Manufacturer

17.   Carriage Casting, 5935 Cromo Dr., El Paso, TX 79903; Contract Manufacturer

18. Henry Marnolejo Jewelry Shop, 4667 Montana Ave., El Paso, TX 79903; Contract Manufacturer

19. CBC Jewelry Shop, 5024 Donipahn Drive, Suite 4, El Paso, TX 79932; Contract Manufacturer

20.   American Bullion Inc., 125 Selandia Lane, Carson, CA 90746; Fabricator

21.   Technic Inc., 1 Spectacle Street, Cranston, RI 02940; Fabricator

22. Efron Enterprises Inc., 307 West 36th Street, 16th Floor, New York, NY 10018; Finisher

23. Allison Reed Group, Inc., A&Z Hayward division, 655 Waterman Avenue, East Providence, RI 02914; Finisher.